ADVISOR'S DISCIPLINED TRUST 28, 46, 95 AND 166 AND
                   ADVISORS DISCIPLINED TRUST 268, 394 AND 464

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the "Distribution dates" set forth under "Investment Summary--Essential Information" in the prospectus are the 25th day of each month commencing June 25, 2010.

     Supplement Dated:  May 19, 2010

























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